UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2006

LUSORA HEALTHCARE SYSTEMS INC.

(formerly Comtrix Inc.)

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-129393

(Commission File Number)

N/A

(IRS Employer Identification No.)

3702 South Virginia Street, #G12-401, Reno, Nevada 89502

(Address of principal executive offices and Zip Code)

778.322.6986

Registrant's telephone number, including area code

COMTRIX INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant and Lusora Inc., a private Nevada company, signed a letter of intent, dated as of June 23, 2006, relating to, among other things, the Registrant’s planned acquisition of Lusora Inc. The companies are working toward executing a definitive agreement in July 2006.

Item 9.01.	Financial Statements and Exhibits.
99.3	News Release dated June 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUSORA HEALTHCARE SYSTEMS INC.

/s/ Dan Bauer_______________________

Dan Bauer, Director

Date: June 28, 2006